Exhibit 21.01

KELLOGG COMPANY SUBSIDIARIES

(COMMON STOCK OWNERSHIP)

North America

Kellogg Company Subsidiaries

•	Argkel, Inc. – Delaware

•	CC Real Estate Holdings, LLC

•	Kashi Company - California

•	Keebler USA, Inc. – Delaware

•	Kellogg Asia Inc. – Delaware

•	Kellogg Fearn, Inc. – Michigan

•	Kellogg Holding, LLC – Delaware

•	Kellogg Transition MA&P L.L.C. – Delaware

•	Kellogg USA Inc. - Michigan

•	K-One Inc. - Delaware

•	K-Two Inc. - Delaware

•	McCamly Plaza Hotel Inc. - Delaware

•	The Eggo Company - Delaware

•	Trafford Park Insurance Limited - Bermuda

•	Worthington Foods, Inc. – Ohio

Kashi Company Subsidiaries

•	Bear Naked, Inc. – Delaware

Kellogg USA Inc Subsidiaries

•	Keebler Holding Corp - Georgia

Keebler Holding Corp Subsidiaries

•	Keebler Foods Company - Delaware

Keebler Foods Company Subsidiaries

•	Austin Quality Foods, Inc. – Delaware

•	BDH, Inc.- Delaware

•	Keebler Company - Delaware

•	Shaffer, Clarke & Co., Inc. – Delaware

Austin Quality Foods, Inc. Subsidiaries:

•	AQFTM, Inc. - Delaware

•	Cary Land Corporation – North Carolina

Keebler Company Subsidiaries

•	Godfrey Transport, Inc.- Delaware

•	Illinois Baking Corporation – Delaware

•	Kellogg IT Services Company – Delaware

•	Kellogg North America Company – Delaware

•	Kellogg Sales Company – Delaware

Kellogg Sales Company Subsidiaries

(d/b/a Kellogg’s Snacks d/b/a Kellogg’s Food Away From Home d/b/a Austin Quality Sales Company)

•	Barbara Dee Cookie Company, L.L.C. – Delaware

•	Famous Amos Chocolate Chip Cookie Company, L.L.C. – Delaware

•	Gardenburger, LLC – Delaware

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KELLOGG COMPANY SUBSIDIARIES

(COMMON STOCK OWNERSHIP)

•	Kashi Sales, L.L.C. - Delaware

•	Little Brownie Bakers, L.L.C. - Delaware

•	Mother’s Cookie Company, L.L.C.- Delaware

•	Murray Biscuit Company, L.L.C. - Delaware

•	President Baking Company, L.L.C.- Delaware

•	Specialty Foods, L.L.C. - Delaware

•	Stretch Island Fruit Sales L.L.C. - Delaware

•	Sunshine Biscuits, L.L.C.- Delaware

K-One Inc and K-Two Inc. Subsidiaries

•	SIA Kellogg Latvija – Latvia (owned 50% by K-One, 49% by K-Two and 1% by Kellogg (Deutschland) GmbH)

•	Kellogg Latvia, Inc. – Delaware (owned 50% by K-One, 49% by K-Two and 1% by Kellogg (Deutschland) GmbH)

Kellogg North America Company Subsidiaries

•	Pringles LLC – Delaware

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KELLOGG COMPANY SUBSIDIARIES

(COMMON STOCK OWNERSHIP)

Asia-Pacific-China

Kellogg Company Subsidiaries

•	K (China) Limited – Delaware

•	K India Private Limited – Delaware

•	Kellogg (Thailand) Limited – Delaware

•	Kellogg (Thailand) Limited - Thailand

•	Kellogg Asia Marketing Inc. - Delaware

•	Kellogg Asia Sdn. Bhd. - Malaysia

•	Kellogg India Private Limited - India (<1%-Kellogg Asia Inc.)

•	Kellogg Asia Pacific Pte. Ltd - Singapore

Kellogg Latin America Holding Company (One) Limited Subsidiaries

•	Kellogg Asia Products Sdn. Bhd. – Malaysia

•	Kellogg Hong Kong Private Limited – Hong Kong (99.98% Kellogg Latin American Holding Company (One) Limited, 0.02% Kellogg Latin America Holding Company (Two) Limited)

•	Nhong Shim Kellogg Co. Ltd. - South Korea (90% Kellogg Latin America Holding Company (One) Limited-4/30/11/10% Korean Partners)

•	Pringles Taiwan Limited – Taiwan

Kellogg Asia Marketing Inc. Subsidiaries

•	Shanghai Trading Co. Ltd. – China

Kellogg Hong Kong Private Limited Subsidiaries

•	Kellogg (Qingdao) Food Co., Ltd.

•	Kellogg Foods (Shanghai) Co. Ltd – China

•	Wimble Manufacturing Belgium BVBA – Belgium

•	Wimble Services Belgium BVBA – Belgium

•	Pringles Hong Kong Limited – Hong Kong

•	Yihai Kerry Kellogg Foods (Shanghai) Company Limited – China (JV - 50% ownership)

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KELLOGG COMPANY SUBSIDIARIES

(COMMON STOCK OWNERSHIP)

Canada-Australia-New Zealand

Kellogg Company Subsidiaries

•	Canada Holding LLC – Delaware

Kellogg Australia Holdings Pty Ltd, Subsidiaries

•	Kellogg (Aust.) Pty. Ltd. – Australia

Kellogg (Aust.) Pty. Ltd. Subsidiaries

•	Kashi Company Pty. Ltd. - Australia

•	Kellogg (N.Z.) Limited - New Zealand

•	Kellogg Superannuation Pty. Ltd. - Sydney, Australia

•	Specialty Cereals Pty Limited

•	The Healthy Snack People Pty Limited - Carmahaven, NSW, Australia

•	Pringles Australia Pty Ltd – Australia

Canada Holding LLC Subsidiaries

•	Kellogg Kayco – Cayman Islands

•	Kellogg Group Limited – England and Wales

Kellogg Kayco Subsidiaries

•	Kellogg Kayco II – Cayman Islands

Kellogg Group Limited Subsidiaries

•	Pringles Manufacturing Company – Delaware

•	Gollek UK Limited – United Kingdom

Gollek UK Limited Subsidiaries

•	Kellogg Latin America Holding Company (One) Limited – England and Wales

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KELLOGG COMPANY SUBSIDIARIES

(COMMON STOCK OWNERSHIP)

Mexico-Latin America

Kellogg Company Subsidiaries

•	Gollek Inc. - Delaware

•	Kelarg, Inc. – Delaware

•	Kellogg Argentina S.R.L. – Argentina (95%-Kellogg Company & 5%-Kelarg, Inc.)

•	Kellogg Brasil, Inc. - Delaware

•	Kellogg Caribbean Inc. - Delaware

•	Kellogg Caribbean Services Company, Inc. - Puerto Rico

•	Kellogg Chile Inc. - Delaware

•	Kellogg Chile Limited – Chile (Kellogg Company-99.02% & .08%-Kellogg Chile, Inc.)

•	Kellogg de Centro America, S.A. - Guatemala

•	Kellogg de Colombia, S.A. – Colombia (93.92%-Kellogg Company & .74%, .35%, 4.42%, .57%-Kellogg USA Inc., The Eggo Company, Kellogg Brasil Inc, Gollek Inc.)

Kellogg Latin America Holding Company (One) Limited Subsidiaries

•	Alimentos Kellogg de Panama SRL – Panama (1% held by Kellogg Latin America Holding Company (Two) Limited)

•	Alimentos Kellogg, S.A. - Venezuela

•	Gollek Argentina S.R.L. – Argentina (99.9859% Kellogg Latin American Holding Company (One) Limited, 0.0141% Kellogg Latin America Holding Company (Two) Limited)

•	Kellogg Company Mexico, S. de R.L. de C.V. – Mexico (99.99% Kellogg Latin America Holding (One) Limited, <.01% Gollek Interamericas, S. de R.L., de C.V and Kellogg Holding, LLC)

•	Kellogg Costa Rica S. de R.L. – Costa Rica

•	Kellogg de Peru, S.A.C. – Peru (Minority interest held by Kellogg Latin America Holding Company (Two) Limited)

•	Kellogg Ecuador Compania Ltda. – Ecuador (Minority interest held by Kellogg Latin America Holding Company (Two) Limited))

•	Pringles Serviçes e Comércio de Alimentos Ltda – Brazil (99.875% Kellogg Latin America Holding Company (One) Limited, 0.125% Kellogg Latin America Holding Company (Two) Limited)

Kellogg Company Mexico, S. de R.L. de C.V. Subsidiaries

•	Gollek Interamericas, S. de R.L., de C.V. – Mexico

•	Gollek Services, S.A. a/k/a Gollek Servicios, S.C. – Mexico

•	Kellman, S. de R.L. de C.V. – Mexico (97%-Kellogg Company Mexico, S. de R.L. de C.V.; 3%- Gollek Interamericas, S. de R.L., de C.V.)

•	Kellogg de Mexico, S. de R.L. de C.V. - Mexico

•	Kellogg Servicios, S.C. – Mexico

•	Pronumex, S. de R.L. de C.V. – Mexico

•	Instituto de Nutricion y Salud Kellogg, A.C. - Mexico

Kellogg de Mexico, S. de R.L. de C.V. Subsidiaries

•	Servicios Argkel, S.C. – Mexico

Alimentos Kellogg, S.A. Subsidiaries

•	Gollek, S.A. – Venezuela

Gollek, Inc. Subsidiaires

•	Kellogg Brasil Ltda. – Brasil (50%-Gollek, Inc.; 50%-Kellogg Brasil, Inc.)

•	Kellogg El Salvador S. de R.L. de C.V. – El Salvador (99%-Gollek Inc & 1%-Kellogg de Centro America, S.A.)

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KELLOGG COMPANY SUBSIDIARIES

(COMMON STOCK OWNERSHIP)

Europe

Kellogg Company Subsidiaries

•	Bisco Misr – Egypt (JV – 85.93% ownership)

•	Gollek B.V. – Netherlands (in process of liquidation)

•	Kellogg International Holding Company – Delaware

•	Kellogg UK Minor Limited – Manchester, England

Kellogg Latin America Holding Company (One) Limited Subsidiaries

•	Kellogg Company of Great Britain Limited - England

•	Kellogg Latin America Holding Company (Two) Limited – United Kingdom

•	Kellogg Netherlands Holding B.V. – Netherlands

•	Prime Bond Holdings Limited – Cyprus

•	Pringles Overseas Holding S.a.r.l. – Switzerland

Kellogg International Holding Company Subsidiaries

•	Kellogg Holding Company Limited – Bermuda

•	Kellogg Italia S.p.A. – Delaware

Kellogg Holding Company Limited Subsidiaries

•	Kellogg Europe Company Limited – Bermuda

Kellogg Europe Company Limited Subsidiaries

•	Kellogg Lux I S.a.r.l. – Luxemburg

•	Pringles S.a.r.l. – Luxemburg (f/k/a Kellogg Lux II S.a.r.l.)

•	KECL, LLC – Delaware

Kellogg Lux I S.a.r.l. Subsidiaries

•	Kellogg Europe Trading Limited – Ireland

•	Kellogg Europe Treasury Services Limited – Ireland

•	Kellogg Irish Holding Company Limited – Ireland

•	Kellogg Lux V S.a.r.l. – Luxemburg

•	Kellogg Malta Limited – Malta

•	Kellogg Europe Emerging Markets Services (KEEM) - France

•	UMA Investments sp. z o.o. – Poland

•	Kellogg European Logistics Services Company Limited – Ireland (f/k/a Kellogg Europe Snacks Limited)

Kellogg Lux V S.a.r.l. Subsidiaries

•	Kellogg Finance Snacks Limited – Ireland

•	Kellogg Snacks Finance Limited – Ireland

Pringles S.a.r.l. Subsidiaries

•	PRUX S.a.r.l. – Luxemburg

•	Pringles LP – Canada (General Partner – Pringles S.a.r.l.; Limited Partner ,<1%, – PRUX S.a.r.l.)

UMA Investments sp. z o.o. Subsidiaries

•	Villada sp. z o.o. – Poland

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KELLOGG COMPANY SUBSIDIARIES

(COMMON STOCK OWNERSHIP)

Kellogg European Logistics Services Company Limited Subsidiaries

•	Pringles International Operations S.a.r.l. – Switzerland

•	Kellogg Snacks Holding Company Europe Limited – Ireland (f/k/a Pactglade Limited)

Kellogg Company of Great Britain Limited Subsidiaries

•	Kellogg Canada Inc. - Canada

•	Favorite Food Products Limited - Manchester, England

•	Kelcone Limited - Aylesbury, England

•	Kelcorn Limited - Manchester, England

•	Kelmill Limited - Liverpool, England

•	Kelpac Limited - Manchester, England

•	Saragusa Frozen Foods Limited - Manchester, England

Kellogg Canada Inc. Subsidiaries

•	Kellogg Australia Holdings Pty Ltd, Pagewood, Australia

•	Keeb Canada, Inc. – Canada

Kellogg Netherlands Holding B.V.

•	Pringles Japan G.K. – Japan

Prime Bond Limited Subsidiaries

•	Kellogg Europe Services Limited – Ireland

•	Kellogg Lux VI S.a.r.l. – Luxemberg

•	Kellogg Rus LLC – Russian Federation

Pringles Overseas Holdings S.a.r.l. Subsidiaries

•	Pringles (Shanghai) Food Co. Ltd. – China

Pringles Japan G.K. - Japan

•	Kellogg (Japan) G.K. – Japan

United Bakers LLC Subsidiaries

•	LLC UNITED BAKERS-Pskov – Russian Federation

Kellogg Europe Trading Limited Subsidiaries

•	Kellogg Med Gida Ticaret Limited Sirketi – Turkey (JV - 50% ownership)

Kellogg Irish Holding Company Limited Subsidiaries

•	Kellogg Lux III S.a.r.l. – Luxemburg

Kellogg Lux III S.a.r.l. Subsidiaries

•	Kellogg Group S.a.r.l. – Luxemburg

•	Kellogg Europe Finance Ltd – Ireland

Kellogg Group S.a.r.l.

•	Kellogg (Deutschland) GmbH - Germany

•	Kellogg Company of South Africa (Pty) Limited – South Africa

•	Kellogg Group, LLC – Delaware

•	Kellogg Northern Europe GmbH – Germany

•	Kellogg Services GmbH - Austria

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KELLOGG COMPANY SUBSIDIARIES

(COMMON STOCK OWNERSHIP)

•	Kellogg U.K. Holding Company Limited - England

•	Kellogg’s Produits Alimentaires, S.A.S. - France

•	Nordisk Kellogg’s ApS - Denmark

•	Portable Foods Manufacturing Company Limited – England

Kellogg (Deutschland) GmbH Subsidiaries

•	Kellogg (Schweiz) GmbH - Switzerland

•	Kellogg (Osterreich) GmbH - Austria

•	Kellogg Services GmbH - Germany

•	Kellogg Manufacturing GmbH & Co. KG - Germany Limited Partnership

(Kellogg Services GmbH-limited partner)

•	Gebrueder Nielsen Reismuehlen und Staerke-Fabrik mit Beschraenkter Haftung -Bremen, Germany

Kellogg U.K. Holding Company Limited Subsidiaries

•	Kellogg Company of Ireland, Limited - Ireland

•	Kellogg Espana, S.L. - Spain

•	Kellogg Management Services (Europe) Limited –England

•	Kellogg Manchester Limited - England

•	Kellogg Marketing and Sales Company (UK) Limited - England

•	Kellogg Supply Services (Europe) Limited – England

Kellogg’s Produits Alimentaires, S.A.S.

•	Kellogg Belgium Services Company bvba – Belgium

Kellogg Espana, S.L. Subsidiaries

•	Kellogg Manufacturing Espana, S.L. – Spain

Kellogg Manchester Limited Subsidiaries

•	KELF Limited – England

KELF Limited Subsidiaries

•	Kellogg Talbot LLC – Delaware

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